UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 16, 2006

MoneyGram International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1550 Utica Avenue South, Suite 100, Minneapolis, Minnesota		55416
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-591-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2006, upon recommendation of the Human Resources Committee, the Board of Directors of MGI adopted an amendment and restatement of the MoneyGram Supplemental Pension Plan (the "SERP") in order to (i) add a 10 year installment payment option, (ii) extend the change in control credit protection feature, which previously only applied to the Chief Executive Officer, to all active participants in the SERP set forth on Schedule A, and (iii) update the plan document to incorporate the Chief Executive Officer’s benefit formula change which was approved by the Board of Directors in August 2005. The added installment feature is considered an enhancement to Schedule A participants’ benefits, and subjects their entire accrued benefits to Internal Revenue Code ("IRC") §409A, including any "grandfathered" benefits that were accrued prior to January 1, 2005. The change in control credit protection feature provides a single lump sum payment in the event that the acquiring entity does not have a credit rating of single "A" or better and the participant terminates employment within 36 months of the change of control. The Chief Executive Officer’s benefit formula provides that he will receive 2% of pay for service up to 30 years rather than 25 years. The MoneyGram Supplemental Pension Plan as amended and restated effective November 16, 2006 is filed herewith as Exhibit 99.01.

On November 16, 2006, upon recommendation of the Human Resources Committee, the Board of Directors of MGI adopted an amendment and restatement of the MoneyGram International, Inc. Deferred Compensation Plan (the "Deferred Compensation Plan"). The current Deferred Compensation Plan contains three components: compensation deferrals; supplemental profit sharing deferrals; and incentive pay deferrals. The Deferred Compensation Plan was amended and restated in order to clarify that all three components are administered separately, and that beneficiary designations and form of payment elections are required for each component of such plan. The MoneyGram International, Inc. Deferred Compensation Plan as amended and restated effective November 16, 2006 is filed herewith as Exhibit 99.02.

Item 8.01 Other Events.

On November 16, 2006, MGI issued a press release announcing the declaration of a quarterly dividend of $0.05 per share on its common stock, payable on January 2, 2007 to stockholders of record at the close of business on December 15, 2006. The press release announcing the dividend is furnished herewith as Exhibit 99.03.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoneyGram International, Inc.

November 20, 2006	By:	Teresa H. Johnson

Name: Teresa H. Johnson
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.01	MoneyGram Supplemental Pension Plan as amended and restated effective November 16, 2006
99.02	MoneyGram International, Inc. Deferred Compensation Plan as amended and restated effective November 16, 2006
99.03	Press Release dated November 16, 2006 Announcing Quarterly Dividend